Exhibit 10.11

AMENDMENT NO. 11

THIS AMENDMENT NO. 11 dated July 3, 2003, is made by and between MCDONNELL DOUGLAS CORPORATION a wholly owned subsidiary of THE BOEING COMPANY (Seller), having an office in the City of Long Beach, State of California, and AIRTRAN AIRWAYS, INC. (Buyer), having its executive offices in the City of Orlando, State of Florida.

WITNESSETH:

In consideration of the mutual covenants herein, Buyer and Seller agree to amend Purchase Agreement DAC 95-40-D dated December 6, 1995, as amended by Amendment No. 10 dated November 14, 2002, as follows:

1. Seller and Buyer have agreed to cancel the six (6) Option Aircraft, further described in Amendment No. 5 to Letter Agreement No. 1 to Purchase Agreement DAC 95-40-D as Option Aircraft Numbers 23 through 28 with scheduled months of delivery of July 2005, August 2005, September 2005, April 2005, May 2005, and June 2005, respectively. Seller has agreed to sell and Buyer has agreed to purchase six (6) aircraft to be delivered in May, August, October and November 2004, and January and March 2005, respectively. The six Aircraft will be delivered to Buyer in the configuration as shown in Exhibit A1. The Purchase Agreement is amended and supplemented as follows:

1.1.	Aircraft Description. Seller will manufacture and sell to Buyer, and Buyer will purchase from Seller, the Aircraft described as Buyer’s Aircraft Nos. 61 through 66 in Paragraph 1 of Section C of Article 6 of the Purchase Agreement (the Delivery Schedule), attached hereto and made a part hereof.

1.2.	Price. The Aircraft Basic Price for the Aircraft as set forth in the Purchase Agreement shall be increased by an amount of $83,400 for incorporation of the following features;

Feature	Title	Price (1995$ STE)
G3131S013	Incorporation of Flight Data Recorder with 88 Parameter Recording Capability	$61,800
G5254S001A	Installation of a Flight Compartment Entrance Door with Enhanced Security Capabilities	$14,200
G5254S004	Installation of an Electronic Access System on the Enhanced Cockpit Door	$7,400

1.3	The Advance Payment Base Price for the Aircraft is as set forth in the Purchase Agreement.

2. Article 2., entitled SUBJECT MATTER OF SALE, is hereby amended to delete paragraphs A. and C. in their entirety and the following is inserted in lieu thereof to add the six (6) Aircraft.

“A.	Seller shall manufacture, sell and deliver to Buyer, and Buyer shall purchase from Seller, under the terms and subject to the conditions set forth in this Agreement, fifty-seven Model 95-30 aircraft conforming to the Detail Specification which consists of DS9530A dated 05 January 1995 as amended by the SCN’s set forth in Exhibits A1 and A2 hereto and as may be further modified in accordance with the provisions of the article entitled DETAIL SPECIFICATION CHANGES.

B.	During the manufacture of the Aircraft by Seller, Buyer shall be required to provide information concerning the configuration of the Aircraft, including, but not limited to, interior arrangement, special features, and the selection of materials and colors. Seller shall provide Buyer reasonable notice relative to the dates when such information is required and Buyer shall provide such information by the dates so specified. In the event Buyer fails to perform in accordance with the dates provided by Seller, Seller shall have the same rights as those specified in paragraph F. of the article entitled BUYER FURNISHED OR DESIGNATED EQUIPMENT.

C.	In the event of any conflict or inconsistency between any provisions of this Agreement (excluding Exhibit A and Exhibits A1 and A2 hereto) and the Detail Specification, the provisions of this Agreement shall apply.”

3. Delivery Schedule. Article 6., entitled DELIVERY, is hereby amended to delete paragraph C.1. Delivery in its entirety and the following is inserted in lieu thereof to add aircraft numbers 61 through 66 with delivery months of May, August, October and November, 2004, and January and March 2005, respectively.

“C.	Delivery

1.	On the first business day after technical acceptance pursuant to paragraph B.3. or B.4. above, but no earlier than the later of the issuance of an FAA Certificate of Airworthiness for the Aircraft or the first business day of the scheduled month of delivery, Buyer shall accept delivery of the Aircraft by endorsement of Section B of a Certificate of Technical Acceptance and Delivery for such Aircraft. Delivery shall be made at Long Beach, California, or any other location mutually agreed by Buyer and Seller. The scheduled months of delivery of the Aircraft are as follows:

Buyer’s Aircraft Number	Delivery Month	Configuration Exhibit

1	Sep 1999	A1
2	Sep 1999	A1
3	Oct 1999	A1
4	Oct 1999	A1
5	Nov 1999	A1
6	Nov 1999	A1
7	Dec 1999	A1
8	Dec 1999	A1
9	Jan 2000	A1
10	Mar 2000	A1
11	May 2000	A1
12	Jul 2000	A1
13	Sep 2000	A1
14	Oct 2000	A1
15	Nov 2000	A1
16	Dec 2000	A1
17	Jan 2001	A1
18	Feb 2001	A1
19	Mar 2001	A1
20	Apr 2001	A1
21	May 2001	A1
22	Jun 2001	A1
23	Jul 2001	A1
24	Aug 2001	A1
25	Sep 2001	A1
26	Oct 2001	A1
27	Nov 2001	A1
51	Dec 2001	A1
28	Dec 2001	A1
52	Dec 2001	A1
29	Jan 2002	A1
30	Feb 2002	A1
31	Mar 2002	A1
54	Apr 2002	A2
32	May 2002	A1
55	May 2002	A2
56	Jun 2002	A2
57	Jun 2002	A2
33	Jul 2002	A1
37	Jul 2002	A2
58	Aug 2002	A2
59	Aug 2002	A2

Buyer’s Aircraft Number	Delivery Month	Configuration Exhibit

34	Sep 2002	A1
35	Oct 2002	A1
36	Oct 2002	A2
60	Oct 2002	A2
38	Nov 2002	A2
40	Nov 2002	A1
39	Dec 2002	A2
41	Dec 2002	A1
53	Jan 2003	A1
61	May 2004	A1
62	Aug 2004	A1
63	Oct 2004	A1
64	Nov 2004	A1
65	Jan 2005	A1
66	Mar 2005	A1

3. Payment. Buyer will make Advance Payments to Seller in the amount of ***% of the Advance Payment Base Price of each Aircraft.

3.1 These payments begin with a payment of ***% due on the date of this Agreement for each Aircraft. Additional payments for each Aircraft are due on the first business day of the months and in the amounts listed in Paragraph 2. Progress Payment Schedule One of Letter Agreement No. 36 to the Purchase Agreement.

3.2 Since the Aircraft described on the attached Delivery Schedule have a scheduled delivery month less than twenty-four (24) months from the date of this Agreement, the total amount of Advance Payments due upon the date of this Agreement will include all Advance Payments that are or were due on or before such date in accordance with Progress Payment Schedule One of Letter Agreement No. 36.

4. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For convenience only, insert pages reflecting the affects of this Amendment are attached hereto. In the event of any conflict between the Agreement and the insert pages attached, the terms and conditions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 11 to be executed as of the date first above written by their officers or agents thereunto duly authorized.

AGREED AND ACCEPTED:
AIRTRAN AIRWAYS, INC.

Signature: /s/ Richard P. Magurno

Printed Name: Richard P. Magurno

Title: Sr. V.P.

MCDONNELL DOUGLAS CORPORATION

a wholly owned subsidiary of
THE BOEING COMPANY

Signature: /s/ Scott S. Massey

Printed Name: Scott S. Massey

Title: Attorney-in-fact